Exhibit 99.3

Validus Holdings, Ltd.
Investor Financial Supplement — Third Quarter 2007

November 5, 2007

Validus Reinsurance, Ltd.
19 Par-la-ville Road
Hamilton, HM 11 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
Mailing Address: Suite 1790 48 Par-la-ville Road
Hamilton, HM 11 Bermuda

Validus Holdings, Ltd.
Table of Contents

Validus Holdings, Ltd.
Explanatory Notes
Basis of Presentation
•	All financial information contained herein is unaudited, however, certain information contained herein relating to the years ended December 31, 2006 and 2005 is derived from or agrees to audited financial information.

•	Unless otherwise noted, dollar amounts are in thousands of US dollars, except for share and per share amounts and ratio information.

•	Certain amounts in prior periods have been reclassified to conform to current period presentation. These reclassifications include the inclusion of share based compensation expense in general and administrative expenses and the corresponding expense ratios, and the combination of fees relating to our credit facility (previously included in general and administrative expenses) with interest expense to comprise finance fees. In addition, Aerospace, Life and A&H, Terrorism, Workers’ Compensation lines of business have been combined into one reporting line, ‘Specialty’.

•	A reverse stock split of the outstanding shares of Validus Holdings, Ltd., was approved by a vote by the shareholders, effective immediately following resolution at the Company’s Annual General Meeting on March 1, 2007, whereby each 1.75 outstanding shares was consolidated into 1 share, and the par value of the Company’s shares was increased to US $0.175 per share. This share consolidation has been reflected retroactively in this financial supplement.

•	On July 30, 2007, Validus completed its initial public offering. The net proceeds to the Company from this Offering were approximately $319,935, after deducting the underwriters’ discount and fees and expenses of the Offering.

•	The Company entered into an advisory agreement on December 7, 2005 with Aquiline for the provision of advisory and consulting services in relation to the affairs of the Company. Under the terms of this agreement, the Company pays an annual advisory fee of $1,000 payable in advance for a period of five years from the date of initial funding until the termination date. As outlined in the agreement, the Advisory Agreement was terminated with the first public offering and the Company paid in full to Aquiline the remaining unpaid advisory fees of $3,000.

•	“NA” = Not applicable

•	“NM” = Not meaningful

•	On July 2, 2007, Validus announced it completed its acquisition of Talbot Holdings Ltd. (“Talbot”). Operating results of Talbot have been included in the consolidated financial statements from the acquisition date of July 2, 2007. The Validus data for 2006 and first six months of 2007 refer only to the company prior to its acquisition of Talbot.
Financial Measures
In presenting our results, we include certain financial measures which are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.
•	Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise).

•	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. In the third quarter of 2007, Validus incurred a $3,000 non-recurring expense to terminate an advisory agreement with its founding investor in conjunction with its IPO. In the third quarter of 2007, Validus further incurred a $2,893 non-recurring expense arising from the issuance of additional warrants pursuant to the anti-dilution provisions of the warrants triggered by the Talbot acquisition. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

•	Underwriting income (loss) is a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income (loss) is the difference between revenues and expense items.

•	Annualized effective investment yield is calculated by dividing the investment income generated from invested assets and other investments by the average balance of the assets managed by our portfolio managers and our other investments.

Validus Holdings, Ltd.
Consolidated Financial Highlights
(US Dollars in thousands, except share and per share information)

		At or for the					At or for the		At or for the
		three months ended					nine months ended		year ended
		September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,	December 31,
		2007	2007	2007	2006	2006	2007	2006	2006
Highlights	Net income	$136,525	$70,754	$56,748	$69,052	$69,676	$264,027	$114,045	$183,097
	Net operating income (a)	127,909	75,172	53,670	68,164	69,461	256,751	113,955	182,119
	Gross premiums written	245,271	174,300	378,070	65,505	116,505	797,641	475,284	540,789
	Net premiums earned	295,526	133,030	111,492	105,153	92,498	540,048	201,361	306,514
	Total assets	4,126,602	2,364,911	2,012,485	1,646,423	1,624,890	4,126,602	1,624,890	1,646,423
	Total shareholders’ equity	1,789,360	1,323,947	1,251,216	1,192,523	1,121,707	1,789,360	1,121,707	1,192,523

Per share data	Earnings per basic share
	Net income (loss)	$1.98	$1.21	$0.97	$1.18	$1.19	$4.26	$1.95	$3.13
	Net operating income (loss)	1.85	1.29	0.92	1.17	1.19	4.14	1.95	3.11

	Earnings per diluted share
	Net income (loss)	$1.90	$1.17	$0.94	$1.16	$1.19	$4.11	$1.95	$3.11
	Net operating income (loss)	1.78	1.24	0.89	1.14	1.18	4.00	1.95	3.09

	Book value per share
	Reported	$24.12	$22.64	$21.39	$20.39	$19.18	$24.12	$19.18	$20.39
	With investments at amortized cost	24.06	22.70	21.35	20.38	19.16	24.06	19.16	20.38

	Diluted book value per share (b)
	Reported	$22.37	$21.59	$20.56	$19.73	$18.72	$22.37	$18.72	$19.73
	With investments at amortized cost	22.32	21.64	20.52	19.71	18.70	$22.32	$18.70	19.71

Financial ratios	Losses and loss expenses ratio	29.5%	32.1%	41.7%	23.1%	12.5%	32.7%	33.3%	29.8%
	Policy acquisition costs ratio	17.2%	13.4%	11.0%	10.9%	11.5%	15.0%	12.2%	11.8%
	General and administrative expenses ratio	16.2%	9.8%	11.8%	14.5%	14.7%	13.7%	15.4%	15.1%

	Expense ratio	33.4%	23.2%	22.8%	25.4%	26.2%	28.7%	27.6%	26.9%

	Combined ratio	63.0%	55.3%	64.5%	48.5%	38.8%	61.4%	60.9%	56.7%

	Annualized return on average equity (c)	35.1%	22.0%	18.6%	23.9%	25.8%	25.3%	14.6%	17.0%

	Annualized operating return on average equity (d)	32.9%	23.4%	17.6%	23.6%	25.7%	24.6%	14.5%	17.0%

Notes:

(a)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances and excluding the fair value of warrants issued and the termination fee paid to Aquiline under the Advisory Agreement. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(b)	Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise).

(c)	Annualized return on average equity is calculated by dividing the net income for the period by the average shareholders’ equity during the period. Average shareholders’ equity is the average of the beginning, ending and intervening quarter end shareholders’ equity balances.

(d)	Annualized operating return on average equity is calculated by dividing the operating income for the period by the average shareholders’ equity during the period. Average shareholders’ equity is the average of the beginning, ending and intervening quarter end shareholders’ equity balances.

Validus Holdings, Ltd.
Summary Consolidated Balance Sheets
(US Dollars in thousands, except share and per share information)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Assets
Fixed maturities, at fair value	$1,772,121	$1,127,591	$1,089,167	$844,857	$831,730
Short-term investments, at fair value	580,765	371,767	350,136	531,530	447,884
Cash and cash equivalents	651,428	314,955	88,317	63,643	87,457

Total investments and cash	3,004,314	1,814,313	1,527,620	1,440,030	1,367,071
Premiums receivable	505,001	376,814	356,294	142,408	177,634
Deferred acquisition costs	122,572	72,518	66,694	28,203	30,611
Prepaid reinsurance premiums	59,623	40,747	27,064	8,245	34,300
Securities lending collateral	60,018	35,194	16,258	12,327	—
Loss reserves recoverable	165,115	158	450	—	1,936
Recoverables on paid losses	8,174	—	—	—	—
Net receivable for investments sold	—	1,862	—	—	—
Taxes recoverable	6,283	—	—	—	—
Goodwill and other intangible assets	152,812	—	—	—	—
Accrued investment income	15,476	9,355	7,683	6,456	5,572
Other assets	27,214	13,950	10,422	8,754	7,766

Total assets	$4,126,602	$2,364,911	$2,012,485	$1,646,423	$1,624,890

Liabilities
Reserve for losses and loss expense	$924,531	$138,132	$111,555	$77,363	$63,211
Unearned premiums	727,293	461,437	433,263	178,824	244,172
Reinsurance balances payable	56,553	45,927	25,708	7,438	22,298
Securities lending payable	60,018	35,194	16,258	12,327	—
Deferred taxation	20,260	—	—	—	—
Net payable for investments purchased	88,072	—	17,209	12,850	12,944
Accounts payable and accrued expenses	110,515	10,274	7,276	15,098	10,558
Debentures payable	350,000	350,000	150,000	150,000	150,000

Total liabilities	2,337,242	1,040,964	761,269	453,900	503,183

Shareholders’ equity
Ordinary shares	$12,985	$10,234	$10,234	$10,234	$10,234
Additional paid-in capital	1,378,724	1,051,947	1,049,970	1,048,025	1,045,947
Accumulated other comprehensive (loss) income	(640)	—	—	875	1,189

Retained earnings	398,291	261,766	191,012	133,389	64,337

Total shareholders’ equity	1,789,360	1,323,947	1,251,216	1,192,523	1,121,707

Total liabilities and shareholders’ equity	$4,126,602	$2,364,911	$2,012,485	$1,646,423	$1,624,890

Book value per common share	$24.12	$22.64	$21.39	$20.39	$19.18

Diluted book value per common share	$22.37	$21.59	$20.56	$19.73	$18.72

Validus Holdings, Ltd.
Computation of Book Value per Common Share and Diluted Book Value per Common Share
(US Dollars in thousands, except share and per share information)

	At September 30, 2007				At December 31, 2006
				Book				Book
	Equity		Exercise	Value per	Equity		Exercise	Value per
	Amount	Shares	Price (a)	Share	Amount	Shares	Price (a)	Share
Book Value per Common Share, Reported

Book Value per Common Share
Total shareholders’ equity	$1,789,360	74,199,837		$24.12	$1,192,523	58,482,601		$20.39

Diluted Book Value per Common Share
Total shareholders’ equity	$1,789,360	74,199,837	—		$1,192,523	58,482,601	—
Assumed exercise of outstanding warrants (b)	152,868	8,711,729	$17.55		147,968	8,455,320	$17.50
Assumed exercise of outstanding stock options (b)	49,196	2,761,176	$17.82		45,046	2,568,894	$17.54
Unvested restricted shares	—	3,367,961	—		—	733,964	—

Diluted book value per common share	$1,991,424	89,040,703		$22.37	$1,385,537	70,240,779		$19.73

Book Value per Common Share, with Investments at Amortized Cost

Book Value per Common Share
Total shareholders’ equity	$1,789,360				$1,192,523
Unrealized (gain) loss on investments	(4,011)				(875)

Total shareholders’ equity, as adjusted	$1,785,349	74,199,837		$24.06	$1,191,648	58,482,601		$20.38

Diluted Book Value per Common Share
Total shareholders’ equity	$1,785,349	74,199,837	—		$1,191,648	58,482,601	—
Assumed exercise of outstanding warrants (b)	152,868	8,711,729	$17.55		147,968	8,455,320	$17.50
Assumed exercise of outstanding stock options (b)	49,196	2,761,176	$17.82		45,046	2,568,894	$17.54
Unvested restricted shares	—	3,367,961	—		—	733,964	—

Diluted book value per common share, as adjusted	$1,987,413	89,040,703		$22.32	$1,384,662	70,240,779		$19.71

Notes:

(a)	Weighted average exercise price for those warrants and stock options which have exercise price lower than book value per share.

(b)	Using the “as-if-converted” method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.

Validus Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(US Dollars in thousands, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2007	2007	2007	2006	2006	2007	2006
Revenues
Gross premiums written	$245,271	$174,300	$378,070	$65,505	$116,505	$797,641	$475,284
Reinsurance premiums ceded	(7,906)	(26,780)	(30,958)	355	(38,892)	(65,644)	(64,051)

Net premiums written	237,365	147,520	347,112	65,860	77,613	731,997	411,233
Change in unearned premiums	58,161	(14,490)	(235,620)	39,293	14,885	(191,949)	(209,872)

Net premiums earned	295,526	133,030	111,492	105,153	92,498	540,048	201,361
Net investment income	36,560	19,742	18,497	17,652	16,272	74,799	40,370
Net realized (losses) gains on investments	1,010	(232)	46	(208)	(154)	823	(894)
Net unrealized gains on investments	7,681	(6,189)	1,643	—	—	3,136	—
Other income	1,330	—	—	—	—	1,330	—
Foreign exchange gains	5,818	2,003	1,389	1,096	369	9,210	1,061

Total revenues	347,925	148,354	133,067	123,693	108,985	629,346	241,898

Expenses
Losses and loss expense	87,263	42,675	46,487	24,265	11,577	176,426	67,058
Policy acquisition costs	50,945	17,837	12,219	11,498	10,638	81,000	24,575
General and administrative expenses	44,793	11,107	11,227	13,002	11,736	67,088	25,350
Share compensation expense	6,132	1,978	1,945	2,223	1,905	10,054	5,657
Finance expenses	17,886	4,003	4,441	3,653	3,453	26,331	5,136
Fair value of warrants issued	2,893	—	—	—	—	2,893	77

Total expenses	209,912	77,600	76,319	54,641	39,309	363,792	127,853

Net income before taxes	138,013	70,754	56,748	69,052	69,676	265,554	114,045
Taxes	1,488	—	—	—	—	1,527	—

Net income	$136,525	$70,754	$56,748	$69,052	$69,676	$264,027	$114,045

Comprehensive income
Unrealized gains (losses) arising during period	—	—	—	(522)	7,353	—	190
Foreign currency translation adjustments	(640)	—	—		—	(640)	—
Adjustment for reclassification of (losses) realized in income	—	—	—	208	154	—	894

Comprehensive income	$135,885	$70,754	$56,748	$68,738	$77,183	$263,387	$115,129

Earnings per share
Weighted average number of common shares and share equivalents outstanding:
Basic	69,107,336	58,482,600	58,482,601	58,482,601	58,482,601	62,024,179	58,475,306
Diluted	71,868,835	60,647,354	60,215,392	59,745,784	58,651,163	64,243,860	58,584,161

Basic earnings per share	$1.98	$1.21	$0.97	$1.18	$1.19	$4.26	$1.95

Diluted earnings per share	$1.90	$1.17	$0.94	$1.16	$1.19	$4.11	$1.95

Validus Holdings, Ltd.
Consolidated Statements of Operations — Underwriting Income Format
(US Dollars in thousands, except share and per share information)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2007	2007	2007	2006	2006	2007	2006
Gross premiums written	$245,271	$174,300	$378,070	$65,505	$116,505	$797,641	$475,284
Reinsurance premiums ceded	(7,906)	(26,780)	(30,958)	355	(38,892)	(65,644)	(64,051)

Net premiums written	237,365	147,520	347,112	65,860	77,613	731,997	411,233
Change in unearned premiums	58,161	(14,490)	(235,620)	39,293	14,885	(191,949)	(209,872)

Net premiums earned	295,526	133,030	111,492	105,153	92,498	540,048	201,361

Losses and loss expenses	87,263	42,675	46,487	24,265	11,577	176,426	67,058
Policy acquisition costs	50,945	17,837	12,219	11,498	10,638	81,000	24,575
General and administrative expenses	41,793	11,107	11,227	13,002	11,736	64,088	25,350
Share compensation expense	6,132	1,978	1,945	2,223	1,905	10,054	5,657

Total underwriting deductions	186,133	73,597	71,878	50,988	35,856	331,568	122,640

Underwriting income	109,393	59,433	39,614	54,165	56,642	208,480	78,721
Net investment income	36,560	19,742	18,497	17,652	16,272	74,799	40,370
Other income	1,330	—	—	—	—	1,330	—
Finance expenses	(17,886)	(4,003)	(4,441)	(3,653)	(3,453)	(26,331)	(5,136)

Operating income before tax	129,397	75,172	53,670	68,164	69,461	258,278	113,955
Taxes	1,488	—	—	—	—	1,527	—

Net operating income	$127,909	$75,172	$53,670	$68,164	$69,461	$256,751	$113,955

Net realized (losses) gains on investments	1,010	(232)	46	(208)	(154)	823	(894)
Net unrealized gains (losses) on investments	7,681	(6,189)	1,643	—	—	3,136	—
Foreign exchange gains	5,818	2,003	1,389	1,096	369	9,210	1,061
Fair value of warrants issued	(2,893)	—	—	—	—	(2,893)	(77)
Aquiline termination fee	(3,000)	—	—	—	—	(3,000)	—

Net income	$136,525	$70,754	$56,748	$69,052	$69,676	$264,027	$114,045

Selected Ratios
Net premiums written/Gross premiums written	96.8%	84.6%	91.8%	100.5%	66.6%	91.8%	86.5%

Losses and loss expenses	29.5%	32.1%	41.7%	23.1%	12.5%	32.7%	33.3%
Policy acquisition costs	17.2%	13.4%	11.0%	10.9%	11.5%	15.0%	12.2%
General and administrative expenses	16.2%	9.8%	11.8%	14.5%	14.7%	13.7%	15.4%

Expense ratio	33.4%	23.2%	22.8%	25.4%	26.2%	28.7%	27.6%

Combined ratio	63.0%	55.3%	64.5%	48.5%	38.8%	61.4%	60.9%

Notes:

(a)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balance the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

Validus Holdings, Ltd.
Computation of Earnings Per Share Data
(US Dollars in thousands, except share and per share information)

	Three Months Ended
	September 30, 2007			September 30, 2006
	Net operating	Net	Comprehensive	Net operating	Net	Comprehensive
	income	income	income	income	income	income
Numerator	$127,909	$136,525	$135,885	$69,461	$69,676	$77,183
Basic EPS calculation:
Weighted average number of common shares outstanding:	69,107,336	69,107,336	69,107,336	58,482,601	58,482,601	58,482,601
Basic earnings per share	$1.85	$1.98	$1.97	$1.19	$1.19	$1.32

Diluted EPS calculation:
Weighted average number of common shares outstanding:	69,107,336	69,107,336	69,107,336	58,482,601	58,482,601	58,482,601
Share equivalents:
Warrants	2,058,548	2,058,548	2,058,548	—	—	—
Stock options	33,865	33,865	33,865	—	—	—
Unvested restricted shares	669,086	669,086	669,086	168,562	168,562	168,562

Weighted average number of diluted common shares outstanding:	71,868,835	71,868,835	71,868,835	58,651,163	58,651,163	58,651,163
Diluted earnings per share	$1.78	$1.90	$1.89	$1.18	$1.19	$1.32

	Nine Months Ended
	September 30, 2007			September 30, 2006
	Net operating	Net	Comprehensive	Net operating	Net	Comprehensive
	income	income	income	income	income	income
Numerator	$256,751	$264,027	$263,387	$113,955	$114,045	$115,129
Basic EPS calculation:
Weighted average number of common shares outstanding:	62,024,179	62,024,179	62,024,179	58,475,306	58,475,306	58,475,306
Basic earnings per share	$4.14	$4.26	$4.25	$1.95	$1.95	$1.97

Diluted EPS calculation:
Weighted average number of common shares outstanding:	62,024,179	62,024,179	62,024,179	58,475,306	58,475,306	58,475,306
Share equivalents:
Warrants	1,720,334	1,720,334	1,720,334	—	—	—
Stock options	11,288	11,288	11,288	—	—	—
Unvested restricted shares	488,059	488,059	488,059	108,855	108,855	108,855

Weighted average number of diluted common shares outstanding:	64,243,860	64,243,860	64,243,860	58,584,161	58,584,161	58,584,161
Diluted earnings per share	$4.00	$4.11	$4.10	$1.95	$1.95	$1.97

Notes:

SFAS No. 123 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance

Validus Holdings, Ltd.
Dilutive Shares for Earnings Per Share Calculation
(US Dollars in thousands, except share and per share information)

	Three months ended		Nine months ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Average fair value per share	$23.01	$17.50	$21.97	$17.50

Basic weighted average common shares outstanding	69,107,336	58,482,601	62,024,179	58,475,306

Add: weighted average unvested restricted shares	3,170,831	713,723	1,552,760	686,677
Proceeds from unrecognized restricted share expense	$57,565	$9,540	$23,391	$10,111,885
Less: restricted shares bought back via treasury method	(2,501,745)	(545,161)	(1,064,701)	(577,822)

Add: weighted average dilutive warrants outstanding	8,647,626	8,455,320	8,519,422	8,452,169
Weighted average exercise price per share	$17.53	$17.50	$17.53	$17.50
Less: warrants bought back via treasury method	(6,589,078)	(8,455,320)	(6,799,088)	(8,452,169)

Add: weighted average dilutive options outstanding	2,775,358	2,498,572	2,680,234	2,428,585
Weighted average exercise price per share	$17.82	$17.50	$17.68	$17.50
Proceeds from unrecognized option expense	$15,515	$15,889	$14,697	$15,554
Less: options bought back via treasury method	(2,741,493)	(2,498,572)	(2,668,946)	(2,428,585)

Weighted average dilutive shares outstanding	71,868,835	58,651,163	64,243,860	58,584,161

Validus Holdings, Ltd.
Consolidated Segment Income Data for Quarter
(US Dollars in thousands, except share and per share information)

	Three Months Ended September 30, 2007				Three Months Ended September 30, 2006
	Validus Re	Talbot	Corporate	Total	Validus Re	Talbot	Corporate	Total
Gross premiums written	$102,229	$143,042	$—	$245,271	$116,505	$—	$—	$116,505
Reinsurance premiums ceded	(7,291)	(615)	—	(7,906)	(38,892)	—	—	(38,892)

Net premiums written	94,938	142,427	—	237,365	77,613	—	—	77,613
Change in unearned premiums	57,055	1,106	—	58,161	14,885	—	—	14,885

Net premiums earned	151,993	143,533	—	295,526	92,498	—	—	92,498

Losses and loss expenses	38,131	49,132	—	87,263	11,577	—	—	11,577
Policy acquisition costs	18,161	32,784	—	50,945	10,638	—	—	10,638
General and administrative expenses	9,527	25,258	7,008	41,793	6,987	—	4,749	11,736
Share compensation expense	1,281	731	4,120	6,132	526	—	1,379	1,905

Total underwriting deductions	67,100	107,905	11,128	186,133	29,728	—	6,128	35,856

Underwriting income (loss)	$84,893	$35,628	$(11,128)	$109,393	$62,770	$—	$(6,128)	$56,642

Net investment income	22,706	13,360	494	36,560	16,271	—	1	16,272
Other income	—	1,330	—	1,330	—	—	—	—
Finance expenses	(174)	(8,858)	(8,854)	(17,886)	(8)	—	(3,445)	(3,453)

Operating income (loss) before tax	107,425	41,460	(19,488)	129,397	79,033	—	(9,572)	69,461

Taxes	8	1,480	—	1,488	—	—	—	—

Net operating income (loss)	$107,417	$39,980	$(19,488)	$127,909	$79,033	$—	$(9,572)	$69,461

Net realized gains (losses) on investments	1,122	(112)	—	1,010	(154)	—	—	(154)
Net unrealized (losses) gains on investments	5,881	1,800	—	7,681	—	—	—	—
Foreign exchange gains (losses)	4,372	1,446	—	5,818	369	—	—	369
Fair value of warrants issued	—	—	(2,893)	(2,893)	—	—	—	—
Aquiline termination fee	—	—	(3,000)	(3,000)	—	—	—	—

Net income (loss)	$118,792	$43,114	$(25,381)	$136,525	$79,248	$—	$(9,572)	$69,676

Selected Ratios
Net premiums written/Gross premiums written	92.9%	99.6%		96.8%	66.6%	0.0%		66.6%

Losses and loss expenses	25.1%	34.2%		29.5%	12.5%	0.0%		12.5%
Policy acquisition costs	11.9%	22.8%		17.2%	11.5%	0.0%		11.5%
General and administrative expenses	7.1%	18.1%		16.2%	8.1%	0.0%		14.7%

Expense ratio	19.1%	40.9%		33.5%	19.6%	0.0%		26.2%

Combined ratio	44.1%	75.2%		63.0%	32.1%	0.0%		38.8%

Notes:

(a)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances, the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(b)	Operating results of Talbot have been included from July 2, 2007, the date of acquisition.

Validus Holdings, Ltd.
Consolidated Segment Income Data for Year to Date
(US Dollars in thousands, except share and per share information)

	Nine Months Ended September 30, 2007				Nine Months Ended September 30, 2006
	Validus Re	Talbot	Corporate	Total	Validus Re	Talbot	Corporate	Total
Gross premiums written	$654,599	$143,042	$—	$797,641	$475,284	$—	$—	$475,284
Reinsurance premiums ceded	(65,029)	(615)	—	(65,644)	(64,051)	—	—	(64,051)

Net premiums written	589,570	142,427	—	731,997	411,233	—	—	411,233
Change in unearned premiums	(193,055)	1,106	—	(191,949)	(209,872)	—	—	(209,872)

Net premiums earned	396,515	143,533	—	540,048	201,361	—	—	201,361

Losses and loss expenses	127,294	49,132	—	176,426	67,058	—	—	67,058
Policy acquisition costs	48,216	32,784	—	81,000	24,575	—	—	24,575
General and administrative expenses	23,553	25,258	15,277	64,088	13,092	—	12,258	25,350
Share compensation expense	2,824	731	6,499	10,054	1,561	—	4,096	5,657

Total underwriting deductions	201,887	107,905	21,776	331,568	106,286	—	16,354	122,640

Underwriting income (loss)	$194,628	$35,628	$(21,776)	$208,480	$95,075	$—	$(16,354)	$78,721

Net investment income	60,942	13,360	497	74,799	40,345	—	25	40,370
Other income	—	1,330	—	1,330	—	—	—	—
Finance expenses	(1,143)	(8,858)	(16,330)	(26,331)	(11)	—	(5,125)	(5,136)

Operating income (loss) before tax	$254,427	$41,460	$(37,609)	$258,278	$135,409	$—	$(21,454)	$113,955

Taxes	47	1,480	—	1,527	—	—	—	—

Net operating income (loss)	$254,380	$39,980	$(37,609)	$256,751	$135,409	$—	$(21,454)	$113,955

Net realized gains (losses) on investments	935	(112)	—	823	(894)	—	—	(894)
Net unrealized (losses) gains on investments	1,336	1,800	—	3,136	—	—	—	—
Foreign exchange gains (losses)	7,764	1,446	—	9,210	1,061	—	—	1,061
Fair value of warrants issued	—	—	(2,893)	(2,893)	—	—	(77)	(77)
Aquiline termination fee	—	—	(3,000)	(3,000)	—	—	—	—

Net income (loss)	$264,415	$43,114	$(43,502)	$264,027	$135,576	$—	$(21,531)	$114,045

Selected Ratios
Net premiums written/Gross premiums written	90.1%	99.6%		91.8%	86.5%	0.0%		86.5%

Losses and loss expenses	32.1%	34.2%		32.7%	33.3%	0.0%		33.3%
Policy acquisition costs	12.2%	22.8%		15.0%	12.2%	0.0%		12.2%
General and administrative expenses	6.6%	18.1%		13.7%	7.3%	0.0%		15.4%

Expense ratio	18.7%	40.9%		28.7%	19.5%	0.0%		27.6%

Combined ratio	50.8%	75.2%		61.4%	52.8%	0.0%		60.9%

Notes:

(a)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances, the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(b)	Operating results of Talbot have been included from July 2, 2007, the date of acquisition.

Validus Holdings, Ltd.
Underwriting Results by Class of Business — Three months ended September 30 — Validus Re
(US Dollars in thousands, except share and per share information)

	Three Months Ended September 30, 2007				Three Months Ended September 30, 2006
Validus Re Segment	Property	Marine	Specialty (b)	Total	Property	Marine	Specialty (b)	Total
Gross premiums written	$86,623	$8,345	$7,261	$102,229	$80,078	$28,463	$7,964	$116,505
Reinsurance premiums ceded	(7,282)	(9)	—	(7,291)	(17,645)	(21,247)	—	(38,892)

Net premiums written	79,341	8,336	7,261	94,938	62,433	7,216	7,964	77,613
Change in unearned premiums	37,644	12,039	7,372	57,055	3,141	9,420	2,324	14,885

Net premiums earned	116,985	20,375	14,633	151,993	65,574	16,636	10,288	92,498

Losses and loss expenses	26,921	7,345	3,865	38,131	8,962	1,084	1,531	11,577
Policy acquisition costs	14,799	1,306	2,056	18,161	8,777	515	1,346	10,638

Total underwriting deductions before G&A	41,720	8,651	5,921	56,292	17,739	1,599	2,877	22,215

Underwriting income before G&A	75,265	11,724	8,712	95,701	47,835	15,037	7,411	70,283
General and administrative expenses				9,527				6,987
Share compensation expense				1,281				526

Total underwriting deductions				67,100				29,728

Underwriting income				84,893				62,770
Net investment income				22,706				16,271
Finance expenses				(174)				(8)

Operating income before tax (a)				107,425				79,033
Taxes				8				—

Net operating income (a)				$107,417				$79,033

Net realized gains (losses) on investments				1,122				(154)
Net unrealized gains on investments				5,881				—
Foreign exchange gains				4,372				369

Net income				$118,792				$79,248

Selected Ratios
Net premiums written/Gross premiums written	91.6%	99.9%	100.0%	92.9%	78.0%	25.4%	100.0%	66.6%

Losses and loss expenses	23.0%	36.0%	26.4%	25.1%	13.7%	6.5%	14.9%	12.5%
Policy acquisition costs	12.7%	6.4%	14.1%	11.9%	13.4%	3.1%	13.1%	11.5%
General and administrative expenses				7.1%				8.1%

Expense ratio				19.0%				19.6%

Combined ratio				44.1%				32.1%

Notes:

(a)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances, the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(b)	Specialty includes aviation, workers’ compensation, terrorism, life and A&H, and financial lines of business.

Validus Holdings, Ltd.
Underwriting Results by Class of Business — Three Months Ended September 30, 2007 — Talbot
(US Dollars in thousands, except share and per share information)

	Three Months Ended September 30, 2007 (a)				Three months ended September 30, 2006
Talbot Segment	Property	Marine	Specialty (c)	Total	Property	Marine	Specialty (c)	Total
Gross premiums written	$28,550	$55,016	$59,476	$143,042	$—	$—	$—	$—
Reinsurance premiums ceded	16	39	(670)	(615)	—	—	—	—

Net premiums written	28,566	55,055	58,806	142,427	—	—	—	—
Change in unearned premiums	3,743	(92)	(2,545)	1,106	—	—	—	—

Net premiums earned	32,309	54,963	56,261	143,533	—	—	—	—

Losses and loss expenses	14,880	24,538	9,714	49,132	—	—	—	—
Policy acquisition costs	6,704	12,043	14,037	32,784	—	—	—	—

Total underwriting deductions before G&A	21,584	36,581	23,751	81,916	—	—	—	—

Underwriting income before G&A	10,725	18,382	32,510	61,617	—	—	—	—
General and administrative expenses				25,258				—
Share compensation expense				731				—

Total underwriting deductions				107,905				—

Underwriting income				35,628				—
Net investment income				13,360				—
Other income				1,330				—
Finance expenses				(8,858)				—

Operating income before tax (b)				41,460				—
Taxes				1,480				—

Net operating income (b)				$39,980				$—

Net realized (losses) gains on investments				(112)				—
Net unrealized gains on investments				1,800				—
Foreign exchange gain				1,446				—

Net income				$43,114				$—

Selected Ratios
Net premiums written/Gross premiums written	100.1%	100.1%	98.9%	99.6%	0.0%	0.0%	0.0%	0.0%

Losses and loss expenses	46.1%	44.6%	17.3%	34.2%	0.0%	0.0%	0.0%	0.0%
Policy acquisition costs	20.7%	21.9%	24.9%	22.8%	0.0%	0.0%	0.0%	0.0%
General and administrative expenses				18.1%				0.0%

Expense ratio				40.9%				0.0%

Combined ratio				75.2%				0.0%

Notes:

(a)	Operating results of Talbot have been included from July 2, 2007, the date of acquisition.

(b)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances, the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(c)	Specialty class includes war, political violence and political risks, financial institutions, treaty and other classes.

Validus Holdings, Ltd.
Underwriting Results by Class of Business — Nine months ended September 30 — Validus Re
(US Dollars in thousands, except share and per share information)

	Nine months ended September 30, 2007				Nine months ended September 30, 2006
Validus Re Segment	Property	Marine	Specialty (b)	Total	Property	Marine	Specialty (b)	Total
Gross premiums written	$482,093	$118,643	$53,863	$654,599	$329,043	$97,980	$48,261	$475,284
Reinsurance premiums ceded	(31,396)	(32,208)	(1,425)	(65,029)	(33,190)	(30,861)	—	(64,051)

Net premiums written	450,697	86,435	52,438	589,570	295,853	67,119	48,261	411,233
Change in unearned premiums	(151,239)	(30,685)	(11,131)	(193,055)	(156,324)	(27,872)	(25,676)	(209,872)

Net premiums earned	299,458	55,750	41,307	396,515	139,529	39,247	22,585	201,361

Losses and loss expenses	93,592	18,696	15,006	127,294	47,961	10,700	8,397	67,058
Policy acquisition costs	38,249	4,776	5,191	48,216	18,642	3,424	2,509	24,575

Total underwriting deductions before G&A	131,841	23,472	20,197	175,510	66,603	14,124	10,906	91,633

Underwriting income before G&A	167,617	32,278	21,110	221,005	72,926	25,123	11,679	109,728
General and administrative expenses				23,553				13,092
Share compensation expense				2,824				1,561

Total underwriting deductions				201,887				106,286

Underwriting income				194,628				95,075
Net investment income				60,942				40,345
Finance expenses				(1,143)				(11)

Operating income before tax				254,427				135,409
Taxes				47				—

Net operating income (a)				$254,380				$135,409

Net realized (losses) gains on investments				935				(894)
Net unrealized gains on investments				1,336				—
Foreign exchange gain				7,764				1,061

Net income				$264,415				$135,576

Selected Ratios
Net premiums written/Gross premiums written	93.5%	72.9%	97.4%	90.1%	89.9%	68.5%	100.0%	86.5%

Losses and loss expenses	31.3%	33.5%	36.3%	32.1%	34.4%	27.3%	37.2%	33.3%
Policy acquisition costs	12.8%	8.6%	12.6%	12.2%	13.4%	8.7%	11.1%	12.2%
General and administrative expenses				6.6%				7.3%

Expense ratio				18.7%				19.5%

Combined ratio				50.8%				52.8%

Notes:

(a)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances, the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(b)	Specialty includes aviation, workers’ compensation, terrorism, life and A&H, and financial lines of business.

Validus Holdings, Ltd.
Underwriting Results by Class of Business — Nine months ended September 30, 2007 — Talbot
(US Dollars in thousands, except share and per share information)

	Nine Months Ended September 30, 2007 (a)				Nine months ended September 30, 2006
Talbot Segment	Property	Marine	Specialty (c)	Total	Property	Marine	Specialty (c)	Total
Gross premiums written	$28,550	$55,016	$59,476	$143,042	$—	$—	$—	$—
Reinsurance premiums ceded	16	39	(670)	(615)	—	—	—	—

Net premiums written	28,566	55,055	58,806	142,427	—	—	—	—
Change in unearned premiums	3,743	(92)	(2,545)	1,106	—	—	—	—

Net premiums earned	32,309	54,963	56,261	143,533	—	—	—	—

Losses and loss expenses	14,880	24,538	9,714	49,132	—	—	—	—
Policy acquisition costs	6,704	12,043	14,037	32,784	—	—	—	—

Total underwriting deductions before G&A	21,584	36,581	23,751	81,916	—	—	—	—

Underwriting income before G&A	10,725	18,382	32,510	61,617	—	—	—	—
General and administrative expenses				25,258				—
Share compensation expense				731				—

Total underwriting deductions				107,905				—

Underwriting income				35,628				—
Net investment income				13,360				—
Other income				1,330				—
Finance expenses				(8,858)				—

Operating income before tax (b)				41,460				—
Taxes				1,480				—

Net operating income (b)				$39,980				$—

Net realized (losses) gains on investments				(112)				—
Net unrealized gains on investments				1,800				—
Foreign exchange gain				1,446				—

Net income				$43,114				$—

Selected Ratios
Net premiums written/Gross premiums written	100.1%	100.1%	98.9%	99.6%	0.0%	0.0%	0.0%	0.0%

Losses and loss expenses	46.1%	44.6%	17.3%	34.2%	0.0%	0.0%	0.0%	0.0%
Policy acquisition costs	20.7%	21.9%	24.9%	22.8%	0.0%	0.0%	0.0%	0.0%
General and administrative expenses				18.1%				0.0%

Expense ratio				40.9%				0.0%

Combined ratio				75.2%				0.0%

Notes:

(a)	Operating results of Talbot have been included from July 2, 2007, the date of acquisition.

(b)	Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses), gains (losses) arising from translation of non-US$ denominated balances, the fair value of warrants issued and excluding the Aquiline termination fee. This measure focuses on the underlying fundamentals of our operations without the influence realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

(c)	Specialty class includes war, political violence and political risks, financial institutions, treaty and other classes.

Validus Holdings, Ltd.
Line of Business Treaty Type Detail (Gross Premium Written) — Validus Re
(US Dollars in thousands, except share and per share information)
Validus Re Segment

		Three Months Ended				Nine Months Ended
		September 30, 2007		September 30, 2006		September 30, 2007		September 30, 2006
Line of Business	Treaty Type	GPW	%	GPW	%	GPW	%	GPW	%
Property	Cat XOL (b)	$63,515	62.1%	$55,191	47.4%	$350,257	53.5%	$230,211	48.4%
	Per Risk XOL (c)	26,022	25.5%	21,154	18.2%	44,879	6.9%	41,174	8.7%
	Proportional (d)	(2,914)	-2.9%	3,733	3.2%	86,958	13.3%	57,658	12.1%

		86,623	84.7%	80,078	68.7%	482,094	73.6%	329,043	69.2%

Marine	Cat XOL (b)	—	0.0%	4,391	3.8%	287	0.0%	7,247	1.5%
	Per Risk XOL (c)	3,659	3.6%	27,947	23.9%	91,024	13.9%	82,253	17.3%
	Proportional (d)	4,686	4.6%	(3,875)	-3.3%	27,331	4.2%	8,480	1.8%

		8,345	8.2%	28,463	24.3%	118,642	18.1%	97,980	20.6%

Specialty (a)	Cat XOL (b)	2,896	2.8%	2,294	2.0%	27,014	4.1%	20,823	4.4%
	Per Risk XOL (c)	(6)	0.0%	1,435	1.2%	694	0.1%	6,094	1.3%
	Proportional (d)	4,371	4.3%	4,235	3.6%	26,155	4.0%	21,344	4.5%

		7,261	7.1%	7,964	6.8%	53,863	8.2%	48,261	10.2%

Total		$102,229	100.0%	$116,505	100.0%	$654,599	100.0%	$475,284	100.0%

Notes:

(a)	Specialty includes Aviation, Workers’ Compensation, Terrorism, Life and A&H, and Financial lines of business.

(b)	Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, RPP, Second Event and Third Event covers.

(c)	Per Risk XOL is comprised of Per Event XOL and Per Risk XOL.

(d)	Proportional is comprised of Quota Share and Surplus Share.

Validus Holdings, Ltd.
Consolidated Line of Business Policy Type Detail (Gross Premium Written)
(US Dollars in thousands, except share and per share information)

		Three Months Ended				Nine Months Ended
		September 30, 2007		September 30, 2006		September 30, 2007		September 30, 2006
Line of business	Treaty Type	GPW	%	GPW	%	GPW	%	GPW	%
Property	Treaty Reinsurance	$90,618	36.9%	$80,078	68.7%	$486,088	60.9%	$329,043	69.2%
	Facultative Reinsurance	11,324	4.6%	—	0.0%	11,324	1.4%	—	0.0%
	Direct Insurance	13,231	5.4%	—	0.0%	13,231	1.7%	—	0.0%

		115,173	47.0%	80,078	68.7%	510,643	64.0%	329,043	69.2%

Marine	Treaty Reinsurance	9,977	4.1%	28,463	24.4%	120,275	15.1%	97,980	20.6%
	Facultative Reinsurance	14,819	6.0%	—	0.0%	14,819	1.9%	—	0.0%
	Direct Insurance	38,565	15.7%	—	0.0%	38,565	4.8%	—	0.0%

		63,361	25.8%	28,463	24.4%	173,659	21.8%	97,980	20.6%

Specialty	Treaty Reinsurance	14,726	6.0%	7,964	6.8%	61,328	7.7%	48,261	10.2%
	Facultative Reinsurance	13,525	5.5%	—	0.0%	13,525	1.7%	—	0.0%
	Direct Insurance	38,486	15.7%	—	0.0%	38,486	4.8%	—	0.0%

		66,737	27.2%	7,964	6.8%	113,339	14.2%	48,261	10.2%

Total	Treaty Reinsurance	115,321	47.0%	116,505	100.0%	667,691	83.7%	475,284	100.0%
	Facultative Reinsurance	39,668	16.2%	—	0.0%	39,668	5.0%	—	0.0%
	Direct Insurance	90,282	36.8%	—	0.0%	90,282	11.3%	—	0.0%

	Total	$245,271	100.0%	$116,505	100.0%	$797,641	100.0%	$475,284	100.0%

Notes:
Validus Re
Specialty includes aviation, workers’ compensation, terrorism, life and A&H, and financial lines of business.
Talbot
Operating results of Talbot have been included from July 2, 2007, the date of acquisition. Comparative figures do not include Talbot results. Specialty class includes war, political violence and political risks, financial institutions, treaty and other classes.

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses
(US Dollars in thousands, except share and per share information)

	At September 30, 2007			At December 31, 2006
	Reserves for			Reserves for
	losses and loss	Loss reserves		losses and loss	Loss reserves
	expense	recoverable	Net	expense	recoverable	Net
Property	$298,708	$27,572	$271,136	$59,385	$—	$59,385

Marine	402,464	115,600	286,864	9,866	—	9,866

Specialty (a)	223,359	21,943	201,416	8,112	—	8,112

Total	$924,531	$165,115	$759,416	$77,363	$—	$77,363

	At September 30, 2007			At December 31, 2006
	Case Reserves	IBNR	Total Reserves	Case Reserves	IBNR	Total Reserves
Property	$152,884	$145,824	$298,708	$32,187	$27,198	$59,385

Marine	242,944	159,520	402,464	3,637	6,229	9,866

Specialty (a)	54,321	169,038	223,359	2,290	5,822	8,112

Total	$450,149	$474,382	$924,531	$38,114	$39,249	$77,363

Percentage of total	48.7%	51.3%	100.0%	49.3%	50.7%	100.0%

(a)	Specialty includes aviation, workers’ compensation, terrorism, life and A&H, and financial lines of business for the Validus Re segment, and war, political violence and political risks, financial institutions, treaty and other classes for the Talbot segment.

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment
(US Dollars in thousands, except share and per share information)

	At or for the Three Months Ended
	September 30, 2007			September 30, 2006
Consolidated	Validus Re	Talbot (a)	Total	Validus Re	Talbot (a)	Total
Net reserves at period beginning	$137,974	$588,068	$726,042	$50,872	$—	$50,872
Incurred losses — current year	41,658	70,062	111,720	11,577	—	11,577
Change in prior accident years	(3,527)	(20,930)	(24,457)	—	—	—

Incurred losses	38,131	49,132	87,263	11,577	—	11,577
Exchange rate effects	—	3,175	3,175	—	—	—
Paid losses	(12,715)	(44,349)	(57,064)	(1,174)	—	(1,174)

Net reserves at period end	163,390	596,026	759,416	61,275	—	61,275
Losses recoverable	50	165,065	165,115	1,936	—	1,936

Gross reserves at period end	$163,440	$761,091	$924,531	$63,211	$—	$63,211

Net premiums earned	$151,993	$143,533	$295,526	$92,498	$—	$92,498

Current year loss ratio	27.4%	48.8%	37.8%	12.5%	0.0%	12.5%
Prior accident year adjustments	-2.3%	-14.6%	-8.3%	0.0%	0.0%	0.0%

Net loss ratio	25.1%	34.2%	29.5%	12.5%	0.0%	12.5%

Paid to incurred	33.3%	90.3%	65.4%	10.1%	0.0%	10.1%

	At or for the Nine Months Ended
	September 30, 2007			September 30, 2006
	Validus Re	Talbot (a)	Total	Validus Re	Talbot (a)	Total
Net reserves at period beginning	$77,363	$588,068	$665,431	$—	$—	$—
Incurred losses — current year	138,021	70,062	208,083	67,058	—	67,058
Change in prior accident years	(10,727)	(20,930)	(31,657)	—	—	—

Incurred losses	127,294	49,132	176,426	67,058	—	67,058
Exchange rate effects	—	3,175	3,175	67,058	—	67,058
Paid losses	(41,267)	(44,349)	(85,616)	(5,783)	—	(5,783)

Net reserves at period end	163,390	596,026	759,416	61,275	—	61,275
Losses recoverable	50	165,065	165,115	1,936	—	1,936

Gross reserves at period end	$163,440	$761,091	$924,531	$63,211	$—	$63,211

Net premiums earned	$396,515	$143,533	$540,048	$201,361	$—	$201,361

Current year loss ratio	34.8%	48.8%	38.5%	33.3%	0.0%	33.3%
Prior accident year adjustments	-2.7%	-14.6%	-5.9%	0.0%	0.0%	0.0%

Net loss ratio	32.1%	34.2%	32.7%	33.3%	0.0%	33.3%

Paid to incurred	32.4%	90.3%	48.5%	8.6%	0.0%	8.6%
Notes:
(a) Operating results of Talbot have been included from July 2, 2007, the date of acquisition.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class — Validus Re
(US Dollars in thousands, except share and per share information)

	At or for the Three Months Ended
	September 30, 2007				September 30, 2006
Validus Re Segment	Property	Marine	Specialty (b)	Total	Property	Marine	Specialty (b)	Total
Net reserves at period beginning	$104,416	$20,783	$12,775	$137,974	$38,270	$9,496	$3,106	$50,872
Incurred losses — current year	29,716	7,688	4,254	41,658	8,962	1,084	1,531	11,577
Change in prior accident years	(2,795)	(343)	(389)	(3,527)	—	—	—	—

Incurred losses	26,921	7,345	3,865	38,131	8,962	1,084	1,531	11,577
Exchange rate effects	—	—	—	—	—	—	—	—
Paid losses	(8,559)	(2,190)	(1,966)	(12,715)	(1,067)	(107)	—	(1,174)

Net reserves at period end	122,778	25,938	14,674	163,390	46,165	10,473	4,637	61,275
Losses recoverable	50	—	—	50	452	1,484	—	1,936

Gross reserves at period end	$122,828	$25,938	$14,674	$163,440	$46,617	$11,957	$4,637	$63,211

Net premiums earned	$116,985	$20,375	$14,633	$151,993	$65,574	$16,636	$10,288	$92,498

Current year loss ratio	25.4%	37.7%	29.1%	27.4%	13.7%	6.5%	14.9%	12.5%
Prior accident year adjustments	-2.4%	-1.7%	-2.7%	-2.3%	0.0%	0.0%	0.0%	0.0%

Net loss ratio	23.0%	36.0%	26.4%	25.1%	13.7%	6.5%	14.9%	12.5%

Paid to incurred	31.8%	29.8%	50.9%	33.3%	11.9%	9.9%	0.0%	10.1%

	At or for the Nine Months Ended
	September 30, 2007				September 30, 2006
	Property	Marine	Specialty (b)	Total	Property	Marine	Specialty (b)	Total
Net reserves at period beginning	$59,385	$9,866	$8,112	$77,363	$—	$—	$—	$—
Incurred losses — current year	101,167	21,187	15,667	138,021	47,961	10,700	8,397	67,058
Change in prior accident years (a)	(7,575)	(2,491)	(661)	(10,727)	—	—	—	—

Incurred losses	93,592	18,696	15,006	127,294	47,961	10,700	8,397	67,058
Exchange rate effects	—	—	—	—	—	—	—	—
Paid losses	(30,199)	(2,624)	(8,444)	(41,267)	(1,796)	(227)	(3,760)	(5,783)

Net reserves at period end	122,778	25,938	14,674	163,390	46,165	10,473	4,637	61,275
Losses recoverable	50	—	—	50	452	1,484	—	1,936

Gross reserves at period end	$122,828	$25,938	$14,674	$163,440	$46,617	$11,957	$4,637	$63,211

Net premiums earned	$299,458	$55,750	$41,307	$396,515	$139,529	$39,247	$22,585	$201,361

Current year loss ratio	33.8%	38.0%	37.9%	34.8%	34.4%	27.3%	37.2%	33.3%
Prior accident year adjustments	-2.5%	-4.5%	-1.6%	-2.7%	0.0%	0.0%	0.0%	0.0%

Net loss ratio	31.3%	33.5%	36.3%	32.1%	34.4%	27.3%	37.2%	33.3%

Paid to incurred	32.3%	14.0%	56.3%	32.4%	3.7%	2.1%	44.8%	8.6%

Notes:

(a)	Unallocated Loss Adjustment Expense is apportioned to the Company’s lines of business. The allocation basis was refined in the first quarter of 2007, resulting in $1,327 of expense being reallocated to Property from Marine.

(b)	Specialty includes aviation, workers’ compensation, terrorism, life and A&H, and financial lines of business.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class — Talbot
(US Dollars in thousands, except share and per share information)

	At or for the Three Months Ended (a)
	September 30, 2007				September 30, 2006
Talbot Segment	Property	Marine	Specialty (b)	Total	Property	Marine	Specialty (b)	Total
Net reserves at period beginning	$143,331	$262,935	$181,802	$588,068	$—	$—	$—	$—

Incurred losses — current year	20,843	31,322	17,897	70,062	—	—	—	—
Change in prior accident years	(5,963)	(6,784)	(8,183)	(20,930)	—	—	—	—

Incurred losses	14,880	24,538	9,714	49,132	—	—	—	—
Exchange rate effects	1,400	(2,652)	4,427	3,175	—	—	—	—
Paid losses	(11,252)	(23,894)	(9,203)	(44,349)	—	—	—	—

Net reserves at period end	148,359	260,927	186,740	596,026	—	—	—	—
Losses recoverable	27,522	115,600	21,943	165,065	—	—	—	—

Gross reserves at period end	$175,881	$376,527	$208,683	$761,091	$—	$—	$—	$—

Net premiums earned	$32,309	$54,963	$56,261	$143,533	$—	$—	$—	$—

Current year loss ratio	64.5%	57.0%	31.8%	48.8%	0.0%	0.0%	0.0%	0.0%
Prior accident year adjustments	-18.5%	-12.3%	-14.5%	-14.6%	0.0%	0.0%	0.0%	0.0%

Net loss ratio	46.1%	44.6%	17.3%	34.2%	0.0%	0.0%	0.0%	0.0%

Paid to incurred	75.6%	97.4%	94.7%	90.3%	0.0%	0.0%	0.0%	0.0%

	At or for the Nine Months Ended (a)
	September 30, 2007				September 30, 2006
	Property	Marine	Specialty (b)	Total	Property	Marine	Specialty (b)	Total
Net reserves at period beginning	$143,331	$262,935	$181,802	$588,068	$—	$—	$—	$—

Incurred losses — current year	20,843	31,322	17,897	70,062	—	—	—	—
Change in prior accident years	(5,963)	(6,784)	(8,183)	(20,930)	—	—	—	—

Incurred losses	14,880	24,538	9,714	49,132	—	—	—	—
Exchange rate effects	1,400	(2,652)	4,427	3,175	—	—	—	—
Paid losses	(11,252)	(23,894)	(9,203)	(44,349)	—	—	—	—

Net reserves at period end	148,359	260,927	186,740	596,026	—	—	—	—
Losses recoverable	27,522	115,600	21,943	165,065	—	—	—	—

Gross reserves at period end	$175,881	$376,527	$208,683	$761,091	$—	$—	$—	$—

Net premiums earned	$32,309	$54,963	$56,261	$143,533	$—	$—	$—	$—

Current year loss ratio	64.5%	57.0%	31.8%	48.8%	0.0%	0.0%	0.0%	0.0%
Prior accident year adjustments	-18.5%	-12.3%	-14.5%	-14.6%	0.0%	0.0%	0.0%	0.0%

Net loss ratio	46.1%	44.6%	17.3%	34.2%	0.0%	0.0%	0.0%	0.0%

Paid to incurred	75.6%	97.4%	94.7%	90.3%	0.0%	0.0%	0.0%	0.0%

Notes:

(a)	Operating results of Talbot have been included from July 2, 2007, the date of acqusition.

(b)	Specialty includes war, political violence and political risks, financial institutions, treaty and other classes.

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis
(US Dollars in thousands, except share and per share information)
Consolidated Reinsurance Recoverable

	September 30, 2007		December 31, 2006
	Reinsurance		Reinsurance
Categories	recoverable	% of total	recoverable	% of total

Top 10 reinsurers	$155,318	89.6%		$0.0%
Other reinsurers balances > $2 million	8,956	5.2%	—	0.0%
Other reinsurers balances < $2 million	8,414	4.9%	—	0.0%
Other	600	0.3%	—	0.0%

Total	$173,288	100.0%	—	0.0%

		September 30, 2007		December 31, 2006
		Reinsurance		Reinsurance
Top 10 Reinsurers	Rating (a)	recoverable	% of total	recoverable	% of total
Hannover Ruck — AG	AA-	$35,409	20.4%		$0.0%
Lloyds Syndicate	A+	33,095	19.1%	—	0.0%
Allianz	AA-	15,765	9.1%	—	0.0%
ERC Frankona Reinsurance Limited	A	14,691	8.5%	—	0.0%
Muenchener Ruckversicherungs	AA-	14,025	8.1%	—	0.0%
GE Frankona Reinsurance Limited	A	13,463	7.8%	—	0.0%
Axa Re	AA	12,051	7.0%	—	0.0%
National Indemnity Company	AAA	5,827	3.4%	—	0.0%
Max Re Ltd	A-	5,732	3.3%	—	0.0%
Aspen Insurance UK Limited	A	5,261	3.0%	—	0.0%

		$155,318	89.6%		$0.0%

Notes:

(a)	99.9% of reserves recoverable at September 30, 2007 were from reinsurers rated A- or better by internationally recognized rating agencies.

(b)	Reinsurance recoverable includes Loss Reserves Recoverable and Recoverables on Paid Losses

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income
(US Dollars in thousands, except share and per share information)

	September 30, 2007		December 31, 2006
Total cash and investments	Fair Value ($)	(%)	Fair Value ($)	(%)
U.S. Government and Government Agency	$375,617	12.5%	$119,731	8.3%
Corporate	495,561	16.5%	222,989	15.5%
Non-U.S. Government and Government Agency	43,118	1.4%	—	0.0%
Asset-backed and mortgage-backed securities	857,825	28.6%	502,137	34.9%

Total fixed maturities	1,772,121	59.0%	844,857	58.7%
Total short-term investments	580,765	19.3%	531,530	36.9%

Total investments	2,352,886	78.3%	1,376,387	95.6%
Cash and cash equivalents	651,428	21.7%	63,643	4.4%

Total cash and investments	$3,004,314	100.0%	$1,440,030	100.0%

	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
Net investment income	2007	2006	2007	2006
Fixed maturities and short-term investments	$24,135	$8,885	$54,655	$27,173
Cash and cash equivalents	13,252	8,064	22,025	14,623

Total gross investment income	37,387	16,949	76,680	41,796
Investment expenses	(827)	(677)	(1,881)	(1,426)

Net investment income	$36,560	$16,272	$74,799	$40,370

Annualized effective investment yield (a)	5.13%	4.96%	5.12%	4.53%

Notes:

(a)	Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments.

Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile
(US Dollars in thousands, except share and per share information)

	September 30, 2007		December 31, 2006
Total fixed maturities by ratings (a)	Fair Value ($)	(%)	Fair Value ($)	(%)
AAA	$1,336,868	75.4%	$644,106	76.2%
AA	182,216	10.3%	69,087	8.2%
A+	98,226	5.5%	58,285	6.9%
A	68,016	3.8%	44,136	5.2%
A-	69,919	3.9%	22,759	2.7%
BBB	16,876	1.0%	6,484	0.8%

	$1,772,121	100.0%	$844,857	100.0%

	September 30, 2007		December 31, 2006
Total fixed maturities by maturity	Fair Value ($)	(%)	Fair Value ($)	(%)
Due in one year or less	$390,237	22.0%	$67,920	8.0%
Due after one year through five years	506,700	28.6%	255,739	30.3%
Due after five years through ten years	14,716	0.8%	5,207	0.6%
Due after ten years	2,644	0.1%	13,854	1.6%

	914,297	51.6%	342,720	40.6%
Asset-backed and mortgage-backed securities	857,824	48.4%	502,137	59.4%

	$1,772,121	100.0%	$844,857	100.0%

Notes:

(a)	Ratings are lower of S&P or Moody’s, shown at S&P rating equivalent. For investments where Moody’s and S&P ratings are not available, Fitch ratings are used and presented in S&P’s equivalent rating.

Validus Holdings, Ltd.
Capitalization
(US Dollars in thousands, except share and per share information)

Capitalization	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Borrowings drawn under credit facility	$—	$—	$—	$—	$—
Junior Subordinated Deferrable Debentures (a)	350,000	350,000	150,000	150,000	150,000

Total debt	350,000	350,000	150,000	150,000	150,000

Ordinary shares — capital and surplus	1,790,000	1,323,947	1,251,216	1,191,648	1,120,518
Accumulated other comprehensive income (loss)	(640)	—	—	875	1,189

Total shareholders’ equity	1,789,360	1,323,947	1,251,216	1,192,523	1,121,707

Total capitalization (b)	$2,139,360	$1,673,947	$1,401,216	$1,342,523	$1,271,707

Debt to total capitalization	16.4%	20.9%	10.7%	11.2%	11.8%

Debt (excluding Junior Debentures) to total capitalization	0.0%	0.0%	0.0%	0.0%	0.0%

Notes:

(a)	$150,000 of 9.069% Junior Subordinated Deferrable Debentures (“9.069% Junior Debentures”) were issued on June 15, 2006, mature on June 15, 2036, are redeemable at the Company’s option at p beginning June 15, 2011, and require quarterly interest payments at a rate of 9.069% per annum. $200,000 of 8.480% Junior Subordinated Deferrable Debentures (“8.480% Junior Debentures”) were issued on June 21, 2007, mature on June 15, 2037, are redeemable at the Company’s option at par beginning June 15, 2012, and require quarterly interest payments at a rate of 8.480% per annum.

(b)	Total capitalization equals total shareholders’ equity plus borrowings drawn under credit facility and Junior Subordinated Deferrable Debenture.